UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2014

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on November 21, 2014, Sotherly Hotels Inc., a Maryland corporation (the “Company”), and Sotherly Hotels LP, a Delaware limited partnership of which the Company is the sole general partner (the “Operating Partnership”), completed the issuance and sale (the “Offering”) of $25.3 million aggregate principal amount of the Operating Partnership’s 7.00% Senior Unsecured Notes due 2019.

On November 24, 2014, the Operating Partnership used a portion of the net proceeds from the Offering to repay in full the $19.0 million secured loan (the “Bridge Financing”) with Richmond Hill Capital Partners, LP (“Richmond Hill”) and Essex Equity Joint Investment Vehicle, LLC (collectively with Richmond Hill, the “Bridge Lenders”), as required by the Bridge Financing documents, for an aggregate repayment amount of approximately $19,934,167, which includes outstanding principal, accrued interest and a prepayment premium.

The Bridge Financing:

•	had a maturity date of March 26, 2015;

•	carried a 12% yield-to-maturity, including a fixed interest rate of 10% per annum and a 2% up front payment;

•	was subject to a prepayment premium if the loan was prepaid in full or in part prior to March 26, 2015;

•	required mandatory prepayment upon certain events, the Offering being one such event;

•	contained limited financial covenants;

•	was guaranteed by the Company; and

•	was secured by a lien on 100% of the limited partnership interests in the subsidiary that owns the DoubleTree by Hilton Philadelphia Airport.

Ryan P. Taylor, a former member of the Company’s board of directors, is an officer or employee of the Bridge Lenders or of one or more affiliates of the Bridge Lenders.

Item 8.01	Other Events.

On November 24, 2014, the Company issued a press release announcing the repayment of the Bridge Financing, which is attached to the Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Exhibits

99.1	Press Release of Sotherly Hotels Inc. dated November 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 24, 2014

SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom
Chief Operating Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom
Chief Operating Officer

Exhibit List

99.1	Press Release of Sotherly Hotels Inc. dated November 24, 2014.